October 25, 2017

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, DC 20549

We have read the statements of  MJ Biotech, Inc.,  pertaining to our firm included under Item 4.01 of Form 8-K dated October  25, 2017 and agree with such statements as they pertain to our firm.

Sincerely,

/s/ KLJ & Associates, LLP

5201 Eden Avenue

Suite 300

Edina, Minnesota  55436

630.277.2330

5201 Eden Avenue

Suite 300

Edina, Minnesota  55436

630.277.2330